                                                                      EXHIBIT 24

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ LESLIE H. WEXNER
                                               ---------------------------------
                                               Leslie H. Wexner

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ EUGENE M. FREEDMAN
                                               ---------------------------------
                                               Eugene M. Freedman

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ E. GORDON GEE
                                               ---------------------------------
                                               E. Gordon Gee

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ JAMES L. HESKETT
                                               ---------------------------------
                                               James L. Heskett

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ DAVID T. KOLLAT
                                               ---------------------------------
                                               David T. Kollat

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ DONNA JAMES
                                               ---------------------------------
                                               Donna James

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ LEONARD A. SCHLESINGER
                                               ---------------------------------
                                               Leonard A. Schlesinger

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ DONALD B. SHACKELFORD
                                               ---------------------------------
                                               Donald B. Shackelford

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ ALEX SHUMATE
                                               ---------------------------------
                                               Alex Shumate

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ ALLAN R. TESSLER
                                               ---------------------------------
                                               Allan R. Tessler

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ MARTIN TRUST
                                               ---------------------------------
                                               Martin Trust

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ ABIGAIL S. WEXNER
                                               ---------------------------------
                                               Abigail S. Wexner

                                POWER OF ATTORNEY
                                  OFFICERS AND
                                  DIRECTORS OF
                              LIMITED BRANDS, INC.

          The undersigned officer and/or director of Limited Brands, Inc., a Delaware corporation, which anticipates filing an Annual Report on Form 10-K for its fiscal year ended February 1, 2003 under the provisions of the Securities Exchange Act of 1934 with the Securities and Exchange Commission, Washington, DC, hereby constitutes and appoints Leslie H. Wexner, Leonard A. Schlesinger and
V. Ann Hailey, and each of them, with full powers of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          EXECUTED as of the 31st day of January, 2003.


                                               /s/ RAYMOND ZIMMERMAN
                                               ---------------------------------
                                               Raymond Zimmerman